CONSUMERS WATER COMPANY AND SUBSIDIARIES
                                 JUNE 30, 1994
                                 EXHIBIT INDEX
                                                                  Sequentially
                                                                     Numbered
Exhibit No.                                                            Page
- - ------------                                                        ---------

10.1 Non-competition and Consulting Agreement between consumers Water Company and John H. Schiavi dated March 28, 1983, incorporated by reference to Exhibit 10.1 to Consumers Water Company's Annual Report on Form 10-K for the year ended December 31, 1992.

10.2 Consumers Water Company 1988 Incentive Stock Option Plan, incorporated by reference to Exhibit 10.2 to Consumers Water Company's Annual Report on Form 10-K for the year ended December 31, 1993.

10.3 Consumers Water Company 1993 Incentive Stock Option Plan, incorporated by reference to Appendix B to Definitive Proxy
      Statement Dated April 5, 1993.

10.4  Consumers Water Company 1992 Deferred Compensation Plan for
      Directors, Plan A, incorporated by reference to Exhibit 10.5.2 to Consumers Water Company's Annual Report on Form 10-K for th eyear ended December 31, 1991.

10.5  Consumers Water Company 1992 Deferred Compensation Plan for
      Directors, Plan B, incorporated by reference to Exhibit 10.5.3 to Consumers Water to Consumers Water Company's Annual Report on Form 10-K for the year ended December 31, 1991.

10.6  Letter Agreement between Consumers Water Company and Anjou
      International Company dated February 9, 1986, incorporated by reference to Exhibit 10.6 to Consumers Water Company's
      Registration Statement on Form S-2 (No. 33-41113), filed with the Securities and Exchange Commission on June 11, 1991.

10.7 Assignment of Rights under February 7, 1986, Agreement between Consumers Water Company and Anjou International Company to
      Compagnie Generale des Eaux, dated November 12, 1987, incorporated by reference to Exhibit 10.7 to Consumers Water Company's Annual Report on Form 10-K for the year ended December 31, 1992.

10.8 Form of Indemnification Agreement entered in to between Consumers Water Company and each of its current directors and executive officers, is submitted herewith as Exhibit
10.8...............................................................

10.9 Employment Agreement between Peter L. Haynes and Consumers Water Company dated July 13, 1992, incorporated by reference to Exhibit
      10.11 to Consumers Water Company's Annual Report on Form 10-K for the year ended December 31, 1992.





















                           INDEMNIFICATION AGREEMENT

      This indemnification Agreement ("Agreement") is entered into by and between Consumers Water Company, a Maine corporation (the "Company") and__________________________________________________________________________
_______
("Indemnified Party") as of this ________ day of ___________ 19_____.

      WHEREAS, Indemnified Party is presently (a member of the Board of Directors)(and)(an executive officer) of the Company; and

      WHEREAS, the shareholders of the Company have adopted a bylaw providing the indemnification of executive officers and directors of the Company to the maximum extent permitted by law; and

      WHEREAS, such bylaw and Section 719 of the Maine Business Corporation Act specifically provide that they are not exclusive, and thereby contemplate that agreements may be entered into between the Company and directors and executive officers of the Company with respect to indemnification of such persons; and

      WHEREAS, in accordance with the authorization provided by the Maine Business Corporation Act, the Company has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors and officersin the performance of their service for the Company; and

      WHEREAS, the Company and Indemnified Party wish to eliminate certain potential questions concerning the adequacy and reliability of the protection afforded to directors and executive officers by the D&O Insurance and by the Company's bylaws; and

      WHEREAS, in order to induce Indemnified Party (to continue) to serve as (a director)(and)(an executive officer) of the Company, the Company has agreed to enter into this agreement with Indemnified Party.

      NOW, THEREFORE, in consideration of Indemnified Party's future services to the Company and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and Indemnified Party hereby agree as follows:

      1. Indemnity of Indemnified Party. Pursuant to the non exclusivity provisions of Article XIV of the bylaws of the Company and Section 719 of the Maine Business Corporation Act the Company hereby agrees to hold harmless and indemnify Indemnified party to the full extent authorized or permitted by Maine law, including without limitation, the provisions of Section of the Business Corporation Act, or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof. without limiting the generality of the foregoing, subject only to the provisions of paragraph 2 hereof, the Company hereby agrees to hold harmless and indemnify Indemnified Party against expenses (including attorney's fees), judgements, fines and amounts paid in settlement actually and reasonably incurred by Indemnified Party in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which Indemnified Party is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including, but not limited to, claims of negligence on the part of the Indemnified Party.

      2. Limitations on Additional Indemnity.  No indemnity pursuant to
Section 1 hereof shall be paid by the Company and the Company shall not hold harmless the Indemnified Party:

      (a) On account of any suit in which judgement is rendered against Indemnified Party for accounting of profits made from the purchase or sale of securities of the Company owned or deemed to be beneficially owned by Indemnified Party pursuant to the provisions of Section 16(b) of the Securities Exchange act of 1934 and amendments thereto or similar provisions of any federal or state statutory law;

      (b) With respect to remunerating or any other repayment made to Indemnified Party if it shall be determined by a final judgement or other final adjudication that such remuneration or other payment was in violation of law;

      (c) On account of Indemnified Party's conduct which is finally adjudged to be knowingly fraudulent, deliberately dishonest, or intentional misconduct; or

      (d) If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification or holding harmless is not lawful.

      3. Maintenance of Insurance and Self Insurance.

(a) The Company represents that it presently has in effect policies of D&O Insurance in insurance companies and amounts as follows (the "Insurance Policies"):

                         (Information to be supplied)

      A $           deductible applies on claims for which the Company can
directly indemnify Indemnified Party.

      Subject only to the provisions of paragraph 3(b) hereof, the Company hereby agrees that, so long as Indemnified Party shall continue to serve as (a director)(or)(an executive officer) of the Company (or shall continue at the request of the Company to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party was (a director)(or)(an executive officer) of the Company (or served in any of said capacities), the Company will purchase and maintain in effect for the benefit of Indemnified Party one or more valid, binding and enforceable policy or policies of D&O Insurance providing, in all respects, coverage at least equal to that presently provided pursuant to the Insurance Policies.

      (b) The Company shall not be required to maintain said policy or policies of D&O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgement of the then directors of the Company, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage, or (ii) the coverage provided by such insurance is so limited by exclusions or by the increased deductible amounts that there is insufficient benefit from such insurance.

      (c) In the event the Company does not purchase and maintain in effect said policy or policies of D&O Insurance pursuant to the provisions of paragraph 3(b) hereof, the Company agrees to hold harmless and indemnify Indemnified Party to the full extent of the coverage which would otherwise have been provided for the benefit of Indemnified Party pursuant to the Insurance Policies.

      4. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnified Party is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnified Party was (a director) (or)(an executive officer) of the Company or serving in any other capacity referred to herein, and shall inure to the benefit of heirs, executors, administrators and personal representatives of Indemnified Party.

      5. Notification and Defense of Claim. Promptly after receipt of Indemnified Party of notice of the commencement of any action, suit or proceeding, Indemnified Party will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to Indemnified Party otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnified Party notifies the Company of the commencement thereof:

      (a) The Company will be entitled to participate therein at its own expense; and

      (b) Except as otherwise provided below, to the extent that it may wish, the company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Indemnified Party. After notice from the Company to Indemnified Party of its election so to assume the defense thereto, the Company will not be liable to Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by Indemnified Party in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnified Party shall have the right to employ his or her counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnified Party unless (i) the employment of counsel by Indemnified Party has been authorized by the Company (ii) Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnified Party in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf o the Company or as to which Indemnified Party shall have made the conclusion provided for in (ii) above.

      (c) The Company shall not be liable to indemnify Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnified Party without Indemnified Party's written consent. Neither the Company nor Indemnified Party will unreasonably withhold their consent to any proposed settlement.

      6. Advances on Expenses. Expenses to the extent reasonably incurred in connection with any action, suit or proceeding described in paragraph 1 above shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, upon and after receipt by the Company of a written request therefore accompanied by a written affirmation by Indemnified Party of his or her good faith belief that his or her conduct with regard to the actions or omissions at issue in the action, suit or proceeding was not knowingly fraudulent, deliberately dishonest or willful misconduct. Indemnified Party hereby agrees to repay any and all amounts so advanced by the Company if it shall ultimately be determined that Indemnified Party is not entitled to indemnification or to be held harmless on account of such action, suit or proceeding. Indemnified Party also agrees that Indemnified Party will reimburse the Company for all reasonable expenses paid by the Company in defending any civil or criminal action, suit or proceeding against Indemnified Party in the event and only to the extent that it shall be ultimately determined that Indemnified Party is not entitled to be indemnified or to be held harmless by the Company for such expenses under the provisions of the Maine Business Corporation Act, the bylaws of the Company, this Agreement or otherwise.

      7. Nonexclusive Rights. The foregoing rights of indemnification and to advances shall not be deemed exclusive of any other rights to which Indemnified Party may be entitled under any of the Company's bylaws, any vote of shareholders to disinterested directors, applicable law, or otherwise.

      8. Enforcement.

      (a) The Company confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnified Party to (serve)(continue) as (a director)(or)(an executive officer) of the Company, and acknowledges that Indemnified Party is relying upon this Agreement in (serving)(continuing) in such capacity.

      (b) In the event Indemnified Party is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Company shall reimburse Indemnified Party for all of Indemnified Party's reasonable fees and expense (including attorney's fees) in bringing and pursuing such action.

      9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be valid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

      10.   Governing Law; Binding Effect; Amendment and Termination.

      (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Maine.

      (b) This Agreement shall be binding upon Indemnified Party and upon the Company, its successors and assigns, and shall inure to be the benefit of Indemnified Party, his or her heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

      (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed the Agreement on and as of the day and year first above written.

                                 CONSUMERS WATER COMPANY

                             By: ______________________________________



                               __________________________________________
                                     Indemnified Party